UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2008

VICOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of Incorporation)

000-51475 (Commission File Number)	20-2903491 (IRS Employer Identification No.)

2300 Corporate Blvd., N.W., Suite 123 Boca Raton, Florida (Address of principal executive offices)	33431 (Zip Code)

Registrant’s telephone number, including area code: (561) 995-7313

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 and Item 8.01. Regulation FD Disclosure and Other Events.

On June 18, 2008, Vicor Technologies, Inc. (the “Company,” “we” or “us’) held its Annual Meeting of Stockholders at the Marriot Hotel located at Boca Center, 5150 Town Center Circle, Boca Raton, Florida. At this meeting, our stockholders approved the following three (3) proposals, with the necessary number of votes required by our charter documents and applicable corporate laws,

1. The election of David H. Fater and James E. Skinner, Ph.D., as Class I directors, each for a term of three years or until their successors are elected and qualified;

2. The ratification of the appointment of Daszkal Bolton LLP as the Company’s independent public accountants for the fiscal year ended December 31, 2008; and

3. The approval of the Company’s 2008 Stock Incentive Plan.

The Company issued this press release dated June 18, 2008 outlining matters which were discussed at the Annual Meeting, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated June 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR TECHNOLOGIES, INC.
Date: June 19, 2008	By:	/s/ David H. Fater
David H. Fater
President and Chief Executive and
Financial Officer